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                                 THE BANC STOCK
                                   GROUP FUND


                          Investing in America through
                           America's community banks




                                 ANNUAL REPORT
                                February 29,2000





                               1105 Schrock Road
                                   Suite 437
                               Columbus, OH 43229

                           THE BANC STOCK GROUP FUND


Dear Shareholder:

We are pleased to submit to you the annual report of activities of the Banc Stock Group Fund. We believe that opportunities abound, due in part to the cyclical nature of bank stocks. Many of America's banks continued to produce double-digit earnings at a time when their individual stocks could be purchased at relatively low price-to-book multiples. Our long-term investors know the value of shopping for these kinds of bargains at appropriate intervals. Our goal is to provide you with what we call "sleep-at-night investing" during all prevailing market conditions.

THE MARKET

The term TUMULTUOUS ACTIVITY seems a likely description when viewing the general market gyrations of the past few months. Volatility reigned as huge sums of currency flowed from one sector to another. The charting lines of the NASDAQ, S&P 500 and the Dow converged only to separate and careen quickly away from each other. The numerous fluctuations of this market, it seems, are becoming commonplace.

WHAT WE SEE

More of the same irregular market activity appears likely to continue well into this year.

OUR STRATEGY

The Banc Stock Group Fund seeks to provide investment opportunities based upon our selection of equities with strong fundamentals. In addition to maintaining our focus, and the majority of the Fund's weighting, in banks and financial sector stocks, we have rotated a small portion of the Fund's assets into other areas of the market, most notably, technology and telecommunications stocks. We see the market's rotation away from the financial sector as a short-term trend that has been experienced several times in the past prior to a rebound. By taking advantage of current opportunities in different areas of the market, we seek to offset these periodic cyclical fluctuations. We will continue to closely monitor the banks and financial stocks as we see a healthy outlook and many new opportunities for this sector in the years to come.

Thank you for your investment in The Banc Stock Group Fund. We will pursue our research and investment methods with the goal of bringing wealth to you and your families over the long term.

Sincerely,

/s/ Michael E. Guirlinger

MICHAEL E. GUIRLINGER
President
THe BSG Funds

                       COMPARISON OF A $10,000* INVESTMENT
                      IN THE BANC STOCK GROUP FUND CLASS A
               (SINCE INCEPTION OF 08/01/97, AFTER SALES CHARGE)
                 TO THE S&P 500 INDEX AND THE NASDAQ BANK INDEX
                      INCLUDING REINVESTMENT OF DIVIDENDS



         ANNUALIZED RETURN

     1 Year    Since Inception
     ------    ---------------
    -11.75%         0.15%


[GRAPH] The following information was presented as a line graph:


                  CLASS A               CLASS A                         NASDAQ
DATE        BEFORE SALES CHARGES  AFTER SALES CHARGES  S&P 500 INDEX  BANK INDEX
----        --------------------  -------------------  -------------  ----------
Inception       $10,000                $ 9,600            $10,000      $10,000
08/31/97        $ 9,960                $ 9,387            $ 9,511      $ 9,925
11/30/97        $11,410                $10,754            $10,144      $11,306
02/28/98        $12,750                $12,017            $11,176      $12,341
05/31/98        $14,290                $13,468            $11,659      $12,847
08/31/98        $11,090                $10,452            $10,290      $ 9,585
11/30/98        $11,586                $10,920            $12,513      $10,966
02/28/99        $11,374                $10,720            $13,343      $10,551
05/31/99        $12,042                $11,350            $14,060      $11,019
08/31/99        $11,947                $11,260            $14,300      $10,458
11/30/99        $11,512                $10,850            $15,068      $10,692
02/29/00        $10,038                $ 9,461            $14,873      $ 8,924

The maximum initial sales charge payable on an investment in Class A Shares of The Banc Stock Group Fund was 5.75% on February 29, 2000. At public offering price of $10,000, the net investment in the Fund would be $9,425 assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's return is net of all fees. The index does not include fees.

* Not covered by Report of Independent Accountants.

                       COMPARISON OF A $10,000* INVESTMENT
                      IN THE BANC STOCK GROUP FUND CLASS C
               (SINCE INCEPTION OF 06/03/99, AFTER SALES CHARGE)
                 TO THE S&P 500 INDEX AND THE NASDAQ BANK INDEX
                      INCLUDING REINVESTMENT OF DIVIDENDS



         AGGREGATE RETURN

         Since Inception
         ---------------
            -16.29%


[GRAPH] The following information was presented as a line graph:


                  CLASS A               CLASS A                         NASDAQ
DATE        BEFORE SALES CHARGES  AFTER SALES CHARGES  S&P 500 INDEX  BANK INDEX
----        --------------------  -------------------  -------------  ----------
Inception       $10,000                $ 9,600            $10,000      $10,000
06/30/99        $10,214                $10,214            $10,571      $10,169
07/31/99        $10,214                $10,214            $10,241      $ 9,866
08/31/99        $10,009                $10,009            $10,191      $ 9,453
09/30/99        $ 9,653                $ 9,653            $ 9,912      $ 9,172
10/31/99        $ 9,679                $ 9,679            $10,537      $ 9,811
11/30/99        $ 9,626                $ 9,626            $11,379      $ 9,228
12/31/99        $ 9,061                $ 9,061            $11,379      $ 9,228
01/31/00        $ 8,658                $ 8,658            $10,811      $ 8,640
02/29/00        $ 8,371                $ 8,204            $10,608      $ 7,892

The maximum contingent deferred sales charge payable on an investment in Class C Shares of The Banc Stock Group Fund on February 29, 2000 was as follows: 2.00% if redeemed within the first year from date of purchase; 1.00% if redeemed after 1 year but within 2 years of date of purchase; 0.00% thereafter. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's return is net of all fees. The index does not include fees.

* Not covered by Report of Independent Accountants.

                           THE BANC STOCK GROUP FUND
                            SCHEDULE OF INVESTMENTS
                               February 29, 2000

                                                                 Market
   Shares                 Security Description                   Value

Common Stock  -  78.8%

Bank Stocks  -  73.4%

Alaska  -  0.4%
      3,976 Northrim Bank........................                  $28,329

California  -  58.8%
     50,271 Northern Empire Bancshares #..................         823,188
     45,262 Quaker City Bancorp, Inc. #......................      690,246
     52,475 ITLA Capital Corp. #......................             600,183
     30,900 First Republic Bank of San Francisco #...........      467,362
     50,175 BYL Bancorp....................................        382,584
     35,173 MCB Financial Corp. .............................      325,350
     18,677 Wilshire State Bank #............................      149,416
      5,628 Bank Petaluma...........................               140,700
     13,105 Pacific Crest Capital, Inc.......................      137,603
      9,132 Hanmi Bank #...........................                117,574
     18,070 Community Bancorp, Inc. #......................         98,256
      9,119 Nara Bank National Assoc. #.....................        82,071
      2,964 Heritage Oaks Bancorp #......................           46,683
      5,800 Professional Bancorp #.......................           28,275
        400 Borel Bank & Trust.......................                6,600
                                                                 4,096,091

Colorado  -  1.3%
     10,000 Vail Banks #.........................                   93,750

Connecticut  -  1.3%
     11,200 Alliance Bancorp........................                92,400

Florida  -  3.9%
      8,000 SeaCoast Banking Corp......................            211,000
      8,900 BankUnited Financial Corp. #.....................       62,022
                                                                   273,022

Georgia  -  2.8%
      7,000 Colony Bankcorp........................                 80,500
      6,560 ABC Bankcorp.........................                   64,780
      2,000 Eagle Bancshares........................                29,500
      2,000 Ebank.com, Inc. #........................               17,000
                                                                   191,780

Illinois  -  1.9%
     10,300 Union Bancorp............................              130,037

Indiana  -  1.4%
      2,900 First Financial Corp of Indiana..................       99,325
         98 MetroBancorp............................                   588
                                                                    99,913

Maine  -  2.7%
     11,600 Bar Harbor Bankshares....................              191,400

Maryland  -  0.3%
      2,000 Columbia Bancorp........................                19,875

Massachusetts  -  12.7%
     48,950 Capital Crossing Bank #.........................       556,806
      6,475 Peoples Bancshares, Inc.......................         102,791
     10,100 Ipswich Bancshares, Inc........................         87,744
      3,000 Home Port Bancorp, Inc.......................           77,813
      4,500 Hingham Institution for Savings..................       57,375
                                                                   882,529

New Jersey  -  0.6%
      2,700 Interchange Financial Services Corp..............       41,850

New Mexico  -  1.4%
     14,660 Access Anytime Bancorp, Inc #....................       94,374

New York  -  1.9%
      1,850 Tompkins Trustco, Inc.........................          48,562
      2,000 BSB Bancorp, Inc............................            35,875
      2,800 Long Island Financial Corp.......................       29,575
        600 Suffolk Bancorp...........................              16,050
                                                                   130,062

                See accompanying notes to financial statements.

                           THE BANC STOCK GROUP FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                               February 29, 2000

Ohio  -  0.6%
      3,210 DCB Financial Corp.........................             44,940

Pennsylvania  -  4.2%
     10,983 FNB Corp..............................                 238,880
      4,330 Prestige Bancorp, Inc............................       50,336
                                                                   289,216

Rhode Island  -  0.7%
      4,000 First Financial Corp...........................         45,500

Texas  -  0.8%
      3,400 Bay Bancshares, Inc...........................          55,250

Virginia  -  0.6%
      1,100 Virginia Commonwealth Financial..................       23,650
      1,300 Southern Financial Bancorp.....................         20,637
                                                                    44,287

Washington  -  0.9%
      5,956 United Security Bancorp #.......................        62,534

Wisconsin  -  0.8%
      6,100 Hallmark Capital Corp. .....................            54,900

Total Bank Stocks....................................            6,962,039
(Cost $9,415,489)

--------------------------------------------------------------------------------

Technology Stocks  -  5.4%
        500 Verisign, Inc. #.........................              126,500
      2,000 Varian Semiconductor Equipment Associates, Inc. #      116,250
      4,000 Audiovox Corp. #.......................                258,812
Total Technology Stocks..................................          501,562
(Cost $419,763)

--------------------------------------------------------------------------------

Total Common Stocks...................................           7,463,601
(Cost $9,835,252)

--------------------------------------------------------------------------------

Registered Investment Companies  -  9.8%
    475,510 Flex-funds Money Market Fund...................        475,510
    458,008 Vanguard Money Market Fund...................          458,008

Total Registered Investment Companies........................      933,518
(Cost $933,518)

--------------------------------------------------------------------------------

Repurchase Agreement  -  9.6%
    910,000 Firstar Bank, N.A., 3.50%, 03/1/00, (Collateralized by $3,043,000
            Government National Mortgage Assoc., Pool No. 8052,
            6.75%, 09/20/22, market value - $928,265)........      910,000

Total Investments  -  98.2%
(Cost $11,678,769) (a)................................           9,307,119

--------------------------------------------------------------------------------

Assets in Excess of Other Liabilities  -  1.8%...............      175,358

Total Net Assets  -  100.0%..................................   $9,482,477

State percentages indicated are based on total bank common stocks of $6,962

(a) For Federal income tax purposes the aggregate cost basis of investments was $11,680,266 and differs from market value by net unrealized depreciation of securities as follows:

            Unrealized appreciation....................           $278,309
            Unrealized depreciation....................         (2,651,456)
            Net unrealized depreciation..................      ($2,373,147)

#  Represents non-income producing securities.

                   See accompanying notes to financial statements.

                            THE BANC STOCK GROUP FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                February 29, 2000

Assets
Investments in securities, at value (cost       $9,307,119
  $11,678,769)
Receivable for securities sold...............      313,722
Receivable from dividends and interest.......       11,121
Other assets..........................                  89
Total Assets.............................        9,632,051

Liabilities
Payable for securities purchased.............      116,780
Payable for fund shares redeemed.............       15,255
Payable to investment adviser................       13,396
Accrued 12b-1 fees - Class A.................        3,576
Accrued 12b-1 and shareholder service fees -           489
  Class C
Other liabilities.........................              78
Total Liabilities..........................        149,574

Components of Net Assets
Paid-in capital..........................       12,434,578
Accumulated undistributed net realized loss..     (580,451)
Net unrealized market depreciation...........   (2,371,650)
Total Net Assets.........................       $9,482,477

Net Assets
Class A Shares...........................       $9,411,325
Class C Shares............................          71,152
Total..............................             $9,482,477

Outstanding Units of Beneficial Interest (Shares)
(unlimited number of shares authorized)
Class A Shares.........................          1,001,318
Class C Shares............................           7,616
Total..............................              1,008,934

Net Asset Value - redemption price per share
Class A Shares.........................              $9.40
Class C Shares*............................          $9.34
Sales charge - Class A Shares................         5.75%
Maximum offering price per share - Class A Shares
(Class A N.A.V./(100% - sales charge)........        $9.97

*  Redemption price varies based upon holding period.



                            THE BANC STOCK GROUP FUND
                             STATEMENT OF OPERATIONS
                      For the year ended February 29, 2000

Investment Income
Dividends............................   $153,310
Interest.............................     92,864
Total investment income..............    246,174

Fund Expenses
Investment advisory fees.............    277,238
12b-1 distribution fees - Class A....     24,596
12b-1 distribution fees - Class C....        367
Shareholder service fees - Class C...        122
Trustee fees....................          12,184
Total fund expenses..................    314,507

Trustee fees reimbursed by investment    (12,184)

Net investment loss..................    (56,149)

Net Realized and Unrealized Loss
on Investments
Net realized loss from investment
   transactions......................   (575,746)
Net change in unrealized appreciation
   on investments....................   (678,116)
Net realized and unrealized gain (loss)
   on investments.................... (1,253,862)
Net decrease in net assets resulting
   from operations...................($1,310,011)

                 See accompanying notes to financial statements.

                            THE BANC STOCK GROUP FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the             For the
                                               year ended          year ended
                                        February 29, 2000   February 28, 1999

Increase (Decrease) in Net Assets From

Operations
Net investment loss..................              ($56,149)     ($221,943)
Net realized gain (loss) on investments......      (575,746)       684,434
Net decrease in unrealized appreciation......      (678,116)    (3,108,740)
Net decrease in net assets
   resulting from operations...............      (1,310,011)    (2,646,249)

Distributions to Class A Shareholders
From net realized gains on investments.......       (76,735)      (993,784)
Net decrease in net assets resulting from           (76,735)      (993,784)
  distributions

Distributions to Class C Shareholders
From net realized gains on investments.......          (503)             0
Net decrease in net assets resulting from              (503)             0
  distributions

Capital Share Transactions
Sold........................                        841,617      7,940,884
Reinvested......................                     73,646        940,605
Redeemed......................                   (5,761,225)    (3,227,744)
Net increase (decrease) in net assets resulting
   from capital share transactions...........    (4,845,962)     5,653,745

Total increase (decrease) in net assets......    (6,233,211)     2,013,712
Net assets - beginning of period.............    15,715,688     13,701,976
Net assets - end of period................       $9,482,477    $15,715,688

Share Transactions
Sold........................                         78,775        591,261
Reinvested......................                      7,157         86,932
Redeemed......................                     (543,607)      (286,593)
Net increase (decrease) in shares............      (457,675)       391,600

                 See accompanying notes to financial statements.

                            THE BANC STOCK GROUP FUND
                              FINANCIAL HIGHLIGHTS
              (For a fund share outstanding throughout the period)

                                                  Class A           Class C          Class A           Class A

                                                                For the period                         For the period
                                                                  June 3, 1999                         August 1, 1997
                                                                 (commencement                          (commencement
                                                   For the      of operations)             For the     of operations)
                                                year ended             through          year ended            through
                                         February 29, 2000   February 29, 2000   February 28, 1999  February 28, 1998

Net Asset Value, beginning of period..........        $10.72            $11.23           $12.75            $10.00

Income (Loss) from Investment Operations
Net investment loss.........................           (0.06)            (0.05)           (0.15)            (0.07)
Net realized and unrealized gains (losses)
   on investments...........................           (1.19)            (1.77)           (1.22)             2.82
Total from investment operations..............         (1.25)            (1.82)           (1.37)             2.75

Less Distributions
From net capital gains........................         (0.07)            (0.07)           (0.66)             0.00
Total distributions.........................           (0.07)            (0.07)           (0.66)             0.00

Net Asset Value, end of period................         $9.40             $9.34           $10.72            $12.75

Total return (excludes sales and redemption           (11.75%)          (16.29%)(1)        (10.79%)          27.50%(1)
  charges).....

Ratios/Supplementary Data
Net assets at end of period (000).............        $9,411               $71          $15,716           $13,702
Ratio of expenses to average net assets.......          2.17%             2.74%(2)          2.50%             2.50%(2)
Ratio of net investment loss to average net assets..   (0.40%)           (0.82%)(2)        (1.27%)           (1.07%)(2)
Ratio of expenses to average net assets before
  reimbursement of trustee fees...............          2.26%             2.84%(2)         2.50%             2.50%(2)
Ratio of net investment loss to average net assets before
  reimbursement of trustee fees...............         (0.49%)           (0.92%)(2)       (1.27%)           (1.07%)(2)
Portfolio turnover rate.......................        119.13%           119.13%(1)        54.07%            26.65%(1)

  (1)  Not annualized.
  (2)  Annualized.


                 See accompanying notes to financial statements.

                            THE BANC STOCK GROUP FUND
                          NOTES TO FINANCIAL STATEMENTS
                                February 29, 2000
--------------------------------------------------------------------------------


ORGANIZATION

     The Banc Stock Group Fund (the "Fund") was organized as a series of the BSG Funds, an Ohio business trust (the "Trust") on January 14, 1997 and commenced operations on August 1, 1997. The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940 (the "Act").

     The Trust is authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Trust has an agreement with Heartland Advisory Group, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to serve as investment adviser to the Fund.

     The Fund's investment objective is to provide shareholders with long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions, and financial services companies believed by the Adviser to offer superior prospects for long-term growth. The Fund is the only current series of the BSG Funds and the Trust has issued two classes of Fund shares. The Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Fund's prospectus. Certain redemptions of Class C shares made within two years of purchase are subject to contingent deferred sales charges, in accordance with the Fund's prospectus. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-the-counter market except when, in the Adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the Adviser determines the highest bid price does not accurately reflect the current value, or when restricted securities are being valued, are valued as determined in good faith by the Adviser, subject to review by the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the Adviser believes such prices accurately reflect the fair market value of the security.

      Short term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

      Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund

                            THE BANC STOCK GROUP FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                February 29, 2000
--------------------------------------------------------------------------------


intends to distribute its net long term capital gains and its net short term capital gains at least once a year. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

     Security Transactions and Related Income - The Fund records security transactions on trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the life of the respective securities.

     Investment Income & Expenses - Income and realized and unrealized gains and losses are allocated to the separate classes based on their relative net assets. Expenses of the Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder service plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

PURCHASES AND SALES OF SECURITIES

     Investment transactions (other than short term investments) for the year ended February 29, 2000 were as follows:

                  Purchases.......................$14,463,332
                  Sales.............................$21,269,240

INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

     Under the Trust's agreement with the Adviser to serve as investment adviser to the Fund, a monthly fee is paid to the Adviser at an annual rate of 1.70% of the average daily net assets of the Fund. Prior to July 1, 1999 the Adviser was paid at an annual rate of 2.50%. The Adviser pays all of the operating expenses of the Fund except distribution, shareholder servicing, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. The Adviser has made an irrevocable commitment to reimburse the Fund's trustee expenses through June 1, 2003. After the initial two years, this advisory agreement is subject to an annual approval by the Trustees of the Trust.

     For the year ended February 29, 2000, the Adviser earned advisory fees of $277,238. For this same time period, the Adviser paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Fund.

     The Trust has agreements with Mutual Funds Service Co. (the "Administrator") to provide transfer agent, fund accounting and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws.

     The Trust has an agreement with Banc Stock Financial Services, Inc. (the "Distributor"), with whom certain officers and trustees of the Trust are affiliated, to act as the principal underwriter of the Fund's shares. The Distributor also receives brokerage commissions from the Fund for executing portfolio purchase and sale transactions. Both the Adviser and the Distributor are wholly owned by The Banc Stock Group, Inc. For the year ended February 29, 2000, the Distributor earned underwriter fees and brokerage commissions in the amount of $1,551 and $2,781, respectively. In addition, Banc Stock Financial Services, Inc. received brokerage commissions for the execution of portfolio purchase and sale transactions in the amount of $144,454.

     Pursuant to Rule 12b-1 of the Act, the Fund has adopted two Distribution Plans (the "Plans") that allow each class to pay distribution fees for the sale and distribution of its shares. Additionally, the Plan for Class C shares also allows the

                            THE BANC STOCK GROUP FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                February 29, 2000
--------------------------------------------------------------------------------


class to pay for services provided to shareholders. Class A shares pay annual 12b-1 expenses of 0.25% and Class C shares pay annual 12b-1 and service fee expenses of 1.00% (of which 0.75% is an asset based sales charge and 0.25% is a service fee) of average daily net assets.

FUND SHARE TRANSACTIONS





For the year ended February 29, 2000
CLASS A
                                        Shares             Amount
                        Sold            71,208           $757,142
                  Reinvested             7,108             73,143
                    Redeemed         (543,607)        (5,761,225)
                              ================= =================
                Net Decrease         (465,291)       ($4,930,940)
                              ================= =================


For the period June 3, 1999 (commencement of operations) through February 29,
2000
CLASS C
                                        Shares          Amount
                        Sold             7,567         $84,475
                  Reinvested                49             503
                    Redeemed                 0               0
                              ================= ===============
                Net Decrease             7,616         $84,978
                              ================= ===============


For the year ended February 28, 1999
CLASS A
                                      Shares              Amount
                        Sold         591,261          $7,940,884
                  Reinvested          86,932             940,605
                    Redeemed        (286,593)         (3,227,744)

                             ====================== ===================
                Net Increase         391,600          $5,653,745
                             ====================== ===================

RECLASSIFICATION OF CAPITAL ACCOUNTS

     The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss has been adjusted to Paid-in Capital as of February 29, 2000 in the amount of $56,149. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended February 29, 2000.

FEDERAL TAX INFORMATION

     During the year ended February 29, 2000, the Fund declared long-term capital gain distributions in the amount of $77,238.

     At February 29, 2000, the Fund had unused capital loss carryforwards of $574,249 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires in 2008.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Banc Stock Group Fund:

We have audited the accompanying statement of assets and liabilities of Banc Stock Group Fund, including the schedule of portfolio investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years and for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash owned as of February 29, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Banc Stock Group Fund as of February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years and for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
March 22, 2000


                                 THE BANC STOCK
                                   GROUP FUND
                               1105 Schrock Road
                                   Suite 437
                               Columbus, OH 43229